                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

      SUPPLEMENT DATED SEPTEMBER 25, 2007 TO PROSPECTUSES DATED MAY 1, 2007

This Supplement is intended to supplement prospectuses dated May 1, 2007 that describe ACCOMMODATOR VARIABLE ANNUITY, ACCOMMODATOR 2000 VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, INDEPENDENCE VARIABLE ANNUITY, DECLARATION VARIABLE ANNUITY, PATRIOT VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, REVOLUTION EXTRA VARIABLE ANNUITY, REVOLUTION VALUE VARIABLE ANNUITY, REVOLUTION VALUE II VARIABLE ANNUITY, AND WEALTH BUILDER VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. We call each of these prospectuses a "Product Prospectus."

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You should read this Supplement together with the Product Prospectus for the
Contract you purchase, and retain both documents for future reference. If you would like another copy of the Product Prospectus, please contact our Annuities Service Office at 1-800-824-0335 to request a free copy. You may also visit our website at www.jhannuities.com.
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   Restrictions on Contracts used to fund certain tax-sheltered annuity plans

Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them. Effective September 25, 2007, new Treasury regulations impose certain conditions on an exchange of an annuity contract intended to qualify under Section 403(b) (the "exchanged annuity") for another annuity contract or other investment (the "replacing annuity") within the same retirement plan (a "Section 403(b) Qualified Plan"). Specifically, the replacing annuity must include distribution restrictions that are no less stringent than those imposed on the exchanged annuity and the employer must enter into an agreement with the issuer of the replacing annuity under which the employer and the issuer will from time to time in the future provide each other with certain information.

These new Regulations supersede the conditions specified under Rev. Rule 90-24 that were in effect for exchanges of Section 403(b) contracts prior to September 25, 2007. In light of these new Regulations:

     1. Effective September 25, 2007, we will not knowingly accept transfers from another existing annuity contract or other investment under a
          Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan.

     2.   We will require certain signed documentation in the event:

          - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and

          - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.

     In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.




                                    333-81103        033-82646      333-84767
                                    002-38827        033-82648      333-81127
                                    033-34813        033-64947
                                    033-15672        333-84769